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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 5, 2002

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                         NATURAL RESOURCE PARTNERS L.P.
             (Exact name of registrant as specified in its charter)


          DELAWARE
(State or other jurisdiction        001-31465               35-2164875
     of incorporation or         (Commission File        (I.R.S. Employer
        organization)                Number)            Identification No.)


  601 JEFFERSON, SUITE 3600
       HOUSTON, TEXAS
    (Address of principal                                      77002
     executive offices)                                     (Zip code)


       Registrant's telephone number, including area code: (713) 751-7507

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ITEM 5. OTHER EVENTS.


      Reference is made to the Natural Resource Partners L.P. press release attached as Exhibit 99.1 and incorporated by reference in this Form 8-K, which relates to the completion of the company's acquisition of coal reserves from subsidiaries of El Paso Corporation for $57 million in cash.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.     Description
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   99.1         Press release issued December 5, 2002
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    NATURAL RESOURCE PARTNERS L.P.
                                    (Registrant)

                                    By:   NRP (GP) LP
                                          its General Partner

                                    By:   GP Natural Resource Partners LLC
                                          its General Partner


                                          --------------------------------
                                          Charles H. Kerr
                                          Secretary

      Dated: December 5, 2002
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                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION
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   99.1           Press release issued December 5, 2002